EXHIBIT (10)(115)

DEBT AMENDMENT

Southridge Partners II LP (the “Holder”) is the holder of outstanding promissory notes issued by Attitude Drinks Incorporated (the “Company”), as outlined in Schedule A (attached), in the aggregate principal amount of $50,000.00 (the “Notes”).

The Holder and the Company now desire to amend certain provisions of the Notes as follows: (a) the Holder hereby assigns the Notes to SC Advisors Inc., and (b) the Maturity Dates of the Notes shall be extended to December 31, 2014.

This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of the law principles thereof.

This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

Dated:  July 1, 2013

Attitude Drinks Incorporated		Southridge Partners II LP

By:	/s/ Roy G. Warren	By:	/s/ Steve Hicks
Title:	Roy G. Warren	Title:	Steve Hicks
	President & CEO		CEO

Schedule A

		Original	New
	Original	Maturity	Maturity	Orignal
New Holder	Issue Date	Date	Date	Principal
SC Advisors Inc.	12/1/2012	5/31/2013	12/31/2014	$25,000
SC Advisors Inc.	1/1/2013	6/30/2013	12/31/2014	$25,000

DEBT AMENDMENT

SC Advisors Inc. (the “Holder”) is the holder of outstanding promissory notes issued by Attitude Drinks Incorporated (the “Company”), as outlined in Schedule A (attached), in the aggregate principal amount of $150,000.00 (the “Notes”).

The Holder and the Company now desire to amend certain provisions of the Notes as follows: the Maturity Dates of the Notes shall be extended to December 31, 2014.

This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of the law principles thereof.

This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

Dated:  July 1, 2013

Attitude Drinks Incorporated		SC Advisors Inc.

By:	/s/ Roy G. Warren	By:	/s/ Steve Hicks
Title:	Roy G. Warren	Title:	Steve Hicks
	President & CEO		CEO

Schedule A

		Original	New
	Original	Maturity	Maturity	Orignal
New Holder	Issue Date	Date	Date	Principal
SC Advisors Inc.	2/1/2013	7/31/2013	12/31/2014	$25,000
SC Advisors Inc.	3/1/2013	8/31/2013	12/31/2014	$25,000
SC Advisors Inc.	4/1/2013	9/30/2013	12/31/2014	$25,000
SC Advisors Inc.	5/1/2013	10/31/2013	12/31/2014	$25,000
SC Advisors Inc.	6/1/2013	11/30/2013	12/31/2014	$25,000
SC Advisors Inc.	7/1/2013	12/31/2013	12/31/2014	$25,000